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June 1, 2021

Securities and Exchange Commission

100 F Street, NE

Washington, D.C. 20549

Re: Advisors Disciplined Trust 2056 (the “Fund”)

(File No. 333-250870) (CIK 1814702)

Ladies/Gentlemen:

Pursuant to the requirements of Rule 497(d) of the General Rules and Regulations of the Securities Act of 1933, we are submitting a supplement to the prospectus being used with respect to the Fund.

Very truly yours,

Chapman and Cutler LLP

Enclosure

Advisors Disciplined Trust 2056

Supplement to the Prospectus

Cubic Corporation has been acquired in a cash acquisition. Accordingly, notwithstanding anything to the contrary in the prospectus, the portfolio for Aerospace/Defense Opportunities Portfolio, Series 2021-1, will no longer include shares of Cubic Corporation.

Supplement Dated: June 1, 2021